Cash and cash equivalents	12 Months Ended
Mar. 31, 2013
Cash and cash equivalents

3. Cash and cash equivalents

Cash and cash equivalents as of March 31, 2012 and March 31, 2013 include balances of Rs. 106,841.3 million and Rs. 96,196.8 million, respectively, maintained with the RBI to meet the Bank’s cash reserve ratio requirement. The Bank is required to maintain a specific percentage of its demand and time liabilities by way of a balance in a current account with the RBI. This is to maintain the solvency of the banking system. The cash reserve ratio has to be maintained on an average basis for a two-week period and should not fall below 70% of the required cash reserve ratio on any particular day.